SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K/A-2


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 29, 1998
                                                  --------------


                   BAY VIEW CAPITAL CORPORATION
-----------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



    Delaware                 0-17901               94-3078031
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(State or other      (Commission File Number)     (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)



1840 Gateway Drive, San Mateo, California                94404
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (650) 573-7300
                                                   --------------


                               N/A
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(Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.


        As previously indicated in Bay View Capital Corporation's (the "Company's") Annual Meeting proxy statement dated April 20, 1998, the Company had been formally reviewing which independent accountants were to be appointed as the Company's independent auditors for the fiscal year ending December 31, 1998. On April 29, 1998, the Company decided to replace Deloitte & Touche LLP, the Company's principal accountants for the fiscal year ended December 31, 1997, with a firm not named as of such date. The decision to replace Deloitte & Touche LLP was approved by the audit committee of the Company's Board of Directors.




        In connection with the audits of the fiscal years ended December 31, 1996 and 1997 and through April 29, 1998, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion.



        The audit reports of Deloitte & Touche LLP on the Company's consolidated financial statements as of and for the years ended December 31, 1997 and 1996, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.


        The Company requested that Deloitte & Touche LLP furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter is filed as Exhibit 16 to this Form 8-K/A-2.


Item 7. Financial Statements and Exhibits

    c)  Exhibits

        16    Letter of Deloitte & Touche LLP dated June 12, 1998

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BAY VIEW CAPITAL CORPORATION



Date: June 12, 1998           By: /s/ David A. Heaberlin
      --------------              ----------------------------
                                  David A. Heaberlin
                                  Executive Vice President and
                                   Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                                    Description
--------------                      -----------------------------------------
      16                            Letter of Deloitte & Touche LLP dated
                                    June 12, 1998

                                                                      Exhibit 16




            [LETTERHEAD OF DELOITTE & TOUCHE LLP, SAN FRANCISCO, CA]


June 12, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Bay View Capital Corporation dated April 29, 1998 as amended on Form 8-K/A-2.

Yours truly,

/s/ Deloitte & Touche LLP

              [LETTERHEAD OF SILVER, FREEDMAN & TAFF, L.L.P.]


                                 June 12, 1998



VIA EDGAR
------------------
Todd K. Schiffman
Assistant Director
Division of Corporation Finance
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Dear Mr. Schiffman:

     Enclosed is the Current Report on Form 8-K of Bay View Capital Corporation (the "Company") dated April 29, 1998, as amended on Form 8-K/A-2 (the "Form 8-K"). The Form 8-K has been amended in response to the Staff's letter to the Company dated May 19, 1998 to indicate that there were no disagreements with the Company's former auditors through the date of their dismissal.

     Please call the undersigned at (202) 414-6125 if you have any questions regarding the foregoing.

                                          Sincerely,

                                          /s/ Craig M. Scheer

                                          Craig M. Scheer

Enclosure
cc:  Jeffrey Butcher